Summary of Significant Accounting Policies and Significant Concentrations and Risks	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure and Significant Accounting Policies [Text Block]
(2)	Summary of Significant Accounting Policies and Significant Concentrations and Risks

(a)	Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared and presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably and to generate cash flows from operations, and the ability to pursue financing arrangements, including the renewal or rollover of its bank borrowings, to support its working capital requirements and its obligations and commitments on loans and borrowings when they become due.

The following factors raise substantial doubt about the Company’s ability to continue as a going concern:

⋅	For the year ended December 31, 2016, the Company incurred a net loss of RMB 2,118,969 (US$ 305,195).

⋅	As of December 31, 2016, the Company had a total deficit attributable to the Company of RMB 15,428,426 (US$ 2,222,156) and a deficit in working capital of RMB 7,471,576 (US$ 1,076,131).

⋅
As of December 31, 2016, the Company had cash, cash equivalents and restricted cash of RMB 868,439 (US$ 125,081), short-term borrowings, including medium-term notes past due and current portion of medium-term notes and long-term debt of RMB 9,010,205(US$ 1,297,739) and long-term debts of RMB 2,523,621(US$ 363,477) and non-current medium-term notes of nil.

⋅
As of December 31, 2016 and from the date of issuance of these statements, Baoding Tianwei Yingli New Energy Resources Co., Ltd. (“Tianwei Yingli”), one of the Company’s major manufacturing subsidiaries, had RMB 1,943,707 (US$ 279,952) and approximately RMB 1,993,518 (US$ 287,126) medium term notes overdue, including principal and interest, respectively.

⋅
As of December 31, 2016 and from the date of issuance of these statements, the Company had RMB 222,331 (US$ 32,022) and approximately RMB 190,967 (US$ 27,505) of short-term borrowings overdue, included principal and interest, respectively.

⋅	As of December 31, 2016, except for those loans and debts mentioned above, total short term loans expected to be repaid within one year is RMB 7,080,959 (US$ 1,019,870).

The liquidity of the Company is primarily dependent on its ability to generate adequate cash flows from operations, to renew or rollover its short-term borrowings and to obtain adequate external financings to support its working capital and meet its obligations and commitments when they become due.

The Company has carried out a review of its cash flow forecast for the twelve months from the date of issuance of these statements. In preparing the cash flow forecast, the Company's management has considered historical cash requirements of the Company, the Company's expected debt repayment obligations in 2017 and beyond, the Company’s plan to further reduce operating costs and expenses, the Company's plan to receive cash from disposal of certain equity investments, as well as the alternative financing plans discussed in detail below. The Company's management also made the assumption about the numbers of shipments of modules and gross profit margin.

The Company is currently exploring a variety of alternative financing plans to improve the Company’s liquidity and financial position as follows:

Form a Special Committee and Introducing Strategic Investors

The Company issued a press release on March 7, 2017 and stated that, in order to properly consider the Company's options with respect to and ultimately resolve the debt repayment issues faced by the Company's principal subsidiaries, the Company's board of directors has formed a special committee (the "Special Committee") comprised solely of independent directors to assess the Company's operating and financial situation and evaluate, develop and recommend one or more strategic alternatives and financing plans potentially workable to the Company in order to improve its debt structure.

The Company is also in negotiation proactively with certain investors for potential strategic investments in the Company or its major subsidiaries.

Such financing plan and strategic investments, if successfully completed, will further increase the liquidity of the Company and improve its debt-to-equity ratio.

Debt Restructuring

On May 3, 2017, the Company has paid the RMB300 million of RMB-denominated five-year medium-term notes issued by Yingli China in 2012 (the “2012 MTNs”) with full principle and accrued interests totaling RMB318 million when they matured. As such, Yingli China has discharged all of its payment obligations under the 2012 MTNs. As of the date of issuance of these statements, the Company had medium-term notes of RMB 1,757,000 outstanding (please refer to note (10)).  Out of the total RMB 1,757,000, medium-term notes of RMB 357,000 were due on October 13, 2015 (the “2010 MTNs”); medium-term notes of RMB  1,400,000 were due on May 12, 2016 (the “2011 MTNs”), the holders of these medium-term notes are collectively referring to as “Notes Holders”. The Company has had meetings with the Notes Holders and other creditors several times and is in negotiation with the Note Holders for the repayment schedule of the medium-term notes. The Company has had negotiations with the Notes Holders and other creditors for the ways of repayment of its debts, such as 1) introduction of strategic investors to invest in the Company or the Company's subsidiaries, 2) introduction of new creditors to grant new borrowings to the Company.

Also, as part of the Company’s plan to improve liquidity, for year ended December 31, 2016, the Company successfully negotiated with certain suppliers, and these suppliers agreed to waive partial amount of the long ageing accounts payables. Total amount waived by the suppliers in 2016 as a result of the settlement was RMB 22,165 (US$ 3,192), which  was included in Other Income in the Consolidated Statements of Comprehensive Loss.

Renewal or Rollover of Borrowings and other Financing Arrangements

The Company has maintained good relationships with its lending banks and other financial institutions in China. While there can be no assurance that the Company will be able to refinance its short-term borrowings as they become due, historically, the Company has renewed or rolled over most of its short-term bank and other borrowings upon their maturity dates and has assumed it will continue to be able to do so. As of March 31, 2017, the Company has successfully renewed or rolled over RMB 255.7 million (US$ 36.8 million) out of RMB 9,010.2 million (US$ 1,297.7 million) short-term borrowings outstanding as of December 31, 2016 and has assumed it will continue to be able to do so for the foreseeable future. Based on the Company's historical experience, the roll-over requests will be approved, provided that the Company submits the required supporting documentation upon due dates.

In addition, the Company has obtained financing through other arrangements, such as failed sale and lease back of certain machinery and equipment and financing in the form of sale and repurchase of certain equity interest in its subsidiary, in substance, they are financing in nature and recorded as liabilities.

Based on the management’s assessment, there can be no assurance, however, that such expected financing plans will be successfully completed on terms acceptable to the Company, or effectively implemented within one year after the date that the consolidated financial statements are issued, or when implemented, it will mitigate the relevant conditions or events that raise substantial doubt about the Company's ability to continue as a going concern. The Company’s financing plans for its continuing operations, even if successful, may not result in sufficient cash flow to finance and maintain its business. Facts and circumstances including recurring losses, negative working capital, net cash outflows, and uncertainties on the repayment of the debts raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(b)	Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Yingli Green Energy and its subsidiaries. For consolidated subsidiaries where the Company’s ownership in the subsidiary is less than 100%, the equity interest not held by the Company is presented as non-controlling interests. All significant inter-company balances and transactions have been eliminated upon consolidation.

The Company applies the guidance codified in Accounting Standard Codification 810, Consolidations (“ASC 810”) on accounting for VIEs and their respective subsidiaries, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity in which it has a controlling financial interest. A VIE is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional financial support; (b) as a group, the holders of the equity investment at risk lack the ability to make certain decisions, the obligation to absorb expected losses or the right to receive expected residual returns, or (c) an equity investor has voting rights that are disproportionate to its economic interest and substantially all of the entity’s activities are on behalf of the investor. Accordingly, the financial statements of the VIEs and VIEs’ subsidiaries are consolidated into the Company’s financial statements.

In 2014, the Company signed several contracts with Yingli PV Investment Group Co., Ltd. (“Yingli PV Group”) to construct all project assets on behalf of the Company. Each project asset is owned by a special purpose entity which is owned 100% by Yingli PV Group. According to the aforementioned contracts, 1) The Company could claim the ownership of these PV projects at any time during the PV project construction progress by demanding Yingli PV Group to transfer its 100% equity interests in these project asset companies to the Company; 2) if PV stations are sold to a third party as authorized by the Company, the Company would enjoy all income generated from the sales of the PV station; or 3) if the Company does not claim the ownership, the Company would enjoy all income generated from the operation of the PV station in the future. Given the terms of these contracts, these entities are VIEs and Yingli PV Group is acting as an agent of the Company. The Company is the primary beneficiary of these VIEs as it has both the ability to make the significant decisions of the VIEs and also, the right to the economic interests of the VIEs. Total numbers of project assets entities being consolidated under the contract aforementioned were 23 as of December 31, 2014.

In 2014, the Company entered into two separate agreements with a related party to dispose the Company’s 100% equity interest in two subsidiaries. The disposal gain of RMB 23,943, representing the difference between total combined consideration of RMB 146,606 and total combined net book value of these two subsidiaries of RMB 122,663, comprised of total assets of RMB 182,286 net of related liabilities of RMB 59,623, was recognized in the “Other Income” in the Consolidated Statements of Comprehensive Loss of 2014 upon the disposal of these subsidiaries.

In September 2015, the Company entered into an agreement with Yingli PV Group to terminate the above-mentioned construction contracts and the Company was no longer entitled to any rights or undertook any obligations under the aforementioned contracts. As a result, the Company disposed all the project assets under the VIE structure to Yingli PV Group. Total consideration for disposal of all entities under the VIE structure was RMB  554,452, which was based on the fair value of these VIEs. The disposal loss of RMB 6,852, the difference between the consideration and the net book value of the VIEs of RMB 561,304, (comprised of total assets of RMB 1,886,045 net of related liabilities of RMB 1,324,741) was recognized in the Consolidated Statements of Comprehensive Loss upon the disposal of project assets in 2015.

In 2015, the Company entered into three separate agreements with three entities unrelated to the Company to dispose the Company’s 100% equity interest in three subsidiaries with project assets. The disposal gain of RMB 28,430 (US$ 4,389), representing the difference between total combined consideration of RMB  30,002 (US$ 4,631) and total combined net book value (including unrealized profits) of these three subsidiaries of RMB 1,572 (US$ 243, comprised of total assets of RMB 180,752 net of related liabilities of RMB 179,180), was recognized in the Consolidated Statements of Comprehensive Loss of 2015 upon the disposal of project assets.

In 2016, the Company entered into four separate agreements with two entities unrelated to the Company, and two related parties to dispose the Company’s 100% equity interest in four subsidiaries. The disposal gain of RMB 34,339 (US$ 4,946), representing the difference between total combined consideration of RMB 5,026 (US$ 724) and total combined negative net book value (including unrealized profits of RMB29,332 on inter-company sales) of these four subsidiaries of RMB 29,313 (US$ 4,222), comprised of total assets of RMB 53,411 net of related liabilities of RMB 82,724, was recognized in the “Other Income” in the Consolidated Statements of Comprehensive Loss of 2016 upon the disposal of these subsidiaries.

(c)	Significant Concentrations and Risks

Revenue concentrations

The Company’s business depends substantially on government incentives given to its customers. In many countries in which the Company sells its products, the market of the Company’s products would not be commercially viable on a sustainable basis without government incentives. This is largely in part caused by the cost of generating electricity from solar power currently exceeding and that is expected to continue to exceed the costs of generating electricity from conventional energy sources. The Company generated approximately 88%, 93% and 97% of its total net revenues for the years ended December 31, 2014, 2015 and 2016, respectively, from sales to customers in countries with known government incentive programs for the use of solar products. A significant reduction in the scope or discontinuation of government incentive programs would have a materially adverse effect on the demand of the Company’s products.

A significant portion of the Company’s net revenues are from customers located in the PRC, Japan, the United States of America (“USA”), Turkey, France, Germany and England.  Revenues from customers located in the PRC, Japan, the USA, Turkey, France, Germany and England are as follows:

	Year ended
	December 31,	% of net	December 31,	% of net			% of net
	2014	revenue	2015	revenue	December 31, 2016		revenue
	RMB		RMB		RMB	US$

PRC	4,550,915	35%	4,078,476	41%	4,932,284	710,397	59%
Japan	2,487,949	19%	2,723,800	27%	2,363,239	340,377	28%
USA	2,301,496	18%	1,248,536	12%	513,690	73,987	6%
England	998,203	8%	80,255	1%	88,129	12,693	1%
Turkey	118,305	1%	550,799	5%	69,956	10,076	1%
France	191,071	1%	363,635	4%	1,477	213	-
Germany	671,534	5%	170,518	2%	3,089	445	-
Others	1,607,904	13%	749,767	8%	404,235	58,221	5%
Total	12,927,377	100%	9,965,786	100%	8,376,099	1,206,409	100%

The Company derived significant revenue from sales outside of the PRC. As a result, the Company’s financial performance could be affected by events such as changes in foreign currency exchange rates, trade protection measures and changes in regional or worldwide economic or political conditions.

Management currently expects that the Company’s operating results will, for the foreseeable future, continue to depend on the sale of PV modules to a relatively small number of customers. The Company’s relationships with such key customers have been developed over a short period of time and are generally in their preliminary stages. Any factors adversely affecting the business operations of these customers could have a material adverse effect on the Company’s business and results of operations.

In 2014, 2015 and 2016, sales to the top five customers accounted for approximately 13.9%, 19.4% and 10.7%, respectively, of the Company’s net revenues. There is no individual customer accounting for 10% or more of total revenues for the years ended December 31, 2014, 2015 and 2016.

As of December 31, 2015 and 2016, the top five outstanding accounts receivable balances (net of provisions) accounted for approximately 27.6% and 16.3%, respectively, of the Company’s total outstanding accounts receivable. One individual customer had accounts receivables balances that accounted for 12.3% of the total balance as of December 31, 2015. No individual customer has accounts receivables balances that accounted for more than 10% of the total balance as of December 31, 2016.

Dependence on suppliers

Polysilicon is the most important raw material used in the production of the Company’s PV products. To maintain competitive manufacturing operations, the Company depends on timely delivery by its suppliers of polysilicon in sufficient quantities. The Company’s failure to obtain sufficient quantities of polysilicon in a timely manner could disrupt its operations, prevent it from operating at full capacity or limit its ability to expand as planned, which will reduce the growth of its manufacturing output and revenue.

In order to secure a stable supply of polysilicon and other raw materials, the Company makes prepayments to certain suppliers. Such amounts are recorded as prepayments to suppliers, prepayments to related party suppliers (included in “Amounts due from and prepayments to related parties”), and “Long-term prepayments to suppliers” in the Company’s consolidated balance sheets and amounted to RMB 1,212,614 and RMB  992,569 (US$  142,959) as of December 31, 2015 and 2016, respectively. The Company makes the prepayments without receiving collateral for such payments. As a result, the Company’s claims for such prepayments would rank only as an unsecured claim, which exposes the Company to the credit risks of the suppliers. As of December 31, 2015 and 2016, advances, net of any allowance, made to an individual supplier in excess of 10% of total prepayments to the suppliers are as follows:

	December 31,
		2015	2016
	Location	RMB	RMB	US$

Supplier A	Singapore	224,029	239,327	34,470
Supplier B	South Korea	158,613	141,227	20,341
Supplier C	Germany	277,392	238,242	34,314
Total		660,034	618,796	89,125

The Company obtains some equipment to be used in its manufacturing process from a small number of selected equipment suppliers. In addition, some equipment has been customized based on the Company’s specifications, is not readily available from multiple vendors and would be difficult to repair or replace. If any of these suppliers were to experience financial difficulties or go out of business, the Company may have difficulties in repairing or replacing its equipment in the event of any damage to the manufacturing equipment or a breakdown of the production process. The Company’s ability to deliver products timely would suffer, which in turn could result in order cancellations and loss of revenue. A supplier’s failure to deliver the equipment in a timely manner with adequate quality and on terms acceptable to the Company could delay its capacity expansion of manufacturing facilities and otherwise disrupt its production schedule or increase its costs of production. The Company made deposits of RMB 81,828 and RMB 78,652(US$  11,328) as of December 31, 2015 and 2016, respectively, for the purchase of equipment without receiving collateral for such payments. As a result, the Company’s claims for such payments would rank only as an unsecured claim, which exposes the Company to the credit risks of the equipment suppliers.

Concentrations of cash balances held at financial institutions

Cash balances include:

	December 31, 2015	December 31, 2016
	RMB	RMB
	equivalents	equivalents
Cash and cash equivalents held by PRC entities

Denominated in RMB	296,853	155,174
Denominated in U.S. dollar (US$)	480,052	23,450
Denominated in European monetary unit (EURO)	5,350	337
Denominated in Japanese Yen (JPY)	—	11
Denominated in Great Britain Pound (GBP)	5	—
Denominated in other currencies:	—	178

Cash and cash equivalents held by non-PRC entities
Denominated in US$	200,671	253,089
Denominated in EURO	76,295	24,135
Denominated in JPY	156,147	30,579
Denominated in GBP	8,151	3,563
Denominated in other currencies:	17,225	16,126
Total cash and cash equivalents	1,240,749	506,642

	December 31, 2015	December 31, 2016
	RMB	RMB
	equivalents	equivalents
Restricted cash held by PRC entities
Denominated in RMB	218,669	165,711
Denominated in US$	21,768	28,741
Denominated in EURO	8,872	9,137
Denominated in other currencies:	—	—
Restricted cash held by non-PRC entities
Denominated in US$	96,054	148,930
Denominated in EURO	1,455	2,236
Denominated in JPY	—	4,768
Denominated in other currencies:	108	2,274
Total restricted cash	346,926	361,797

The bank deposits with financial institutions in the PRC are uninsured by any government authority. To limit exposure to credit risk relating to bank deposits, the Company primarily places bank deposits with large financial institutions in the PRC with acceptable credit rating. As of December 31, 2015 and 2016, the Company had cash balances at one and one PRC individual financial institutions, respectively, that held cash balances in excess of 10% of the Company’s total cash balances. These bank deposits collectively accounted for approximately 34.4% and 11.05% of the Company’s total cash balances as of December 31, 2015 and 2016, respectively. Management believes that these financial institutions are of high credit quality.

(d)	Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities as well as with respect to the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include the fair values of assets acquired and liabilities assumed in business acquisitions, the useful lives of property, plant and equipment and intangibles with definite lives, recoverability of the carrying values of property, plant and equipment, and intangible assets, the fair value of share-based payments, the collectability of accounts receivable, the realizability of inventories, prepayments and deferred income tax assets, the fair values of financial and equity instruments, the accruals for warranty obligations and loss contingency, and provision for inventory purchase commitments. The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

(e)	Foreign Currency

The Company’s reporting currency is the Renminbi ("RMB"). Assets and liabilities of foreign companies whose functional currency is not RMB are translated into RMB using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. Gains and losses resulting from the translation of financial statements of foreign companies are recorded as a separate component of accumulated other comprehensive income within shareholders' equity.

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the applicable exchange rates at the balance sheet date. The resulting exchange differences are recorded in “foreign currency exchange gains (losses)” in the Consolidated Statements of comprehensive Loss. Transaction gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are treated in the same manner as translation adjustments and therefore excluded from the determination of net loss.

RMB is not freely convertible into foreign currencies. All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (“PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rate adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC.

For the convenience of readers, certain 2016 RMB amounts have been translated into U.S. dollar amounts at the rate of RMB 6.943 to US$1.00, the noon buying rate in the City of New York for cable transfers of RMB per U.S. dollar as set forth in the H.10 weekly statistical release of the Federal Reserve Board, as of December 31, 2016. No representation is made that RMB amounts could have been, or could be, converted into U.S. dollars at that rate or at any other certain rate on December 31, 2016, or at any other date.

(f)	Cash, Cash equivalents and Restricted Cash

Cash and cash equivalents consist of cash on hand, cash in bank accounts, and interest bearing savings accounts with an initial term of three months or less.

Restricted cash of RMB 346,926 and RMB 361,797 (US$  52,109) as of December 31, 2015 and 2016, respectively, represents bank deposits for securing letters of credit and letters of guarantee granted to the Company, primarily for the purchase of inventory and equipment and the guarantee of the offshore bank borrowings. Such letters of credit and letters of guarantee expire within one year. The cash flows from bank deposits as the guarantee of the offshore bank borrowings are reported within cash flows for financing activities in the consolidated statements of cash flows. The cash flows from the bank deposits relating to purchases of inventory and equipment are reported within cash flows from operating activities and investing activities in the consolidated statements of cash flows, respectively.

(g)	Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. The allowance for doubtful accounts is based on a review of specifically identified accounts and aging data. Judgments are made with respect to the collectability of accounts receivable balances based on historical collection experience, customer specific facts and current economic conditions. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Sale of Accounts Receivable

In 2014 and 2016, the Company entered into agreements to sell without recourse certain accounts receivable to several PRC banks. The buyers were responsible for servicing the receivables. The accounts receivables were determined to be legally isolated from the Company and its creditors, even in the event of bankruptcy or other receivership and the Company had surrendered control over the transferred receivables. As a result, the accounts receivables were considered sold and were therefore derecognized. The Company received proceeds from the sale of accounts receivable of RMB 188,117 and RMB 7,412 (US$1,068) for the years ended December 31, 2014 and 2016, respectively, and had included the proceeds in net cash provided by operating activities in the consolidated statements of cash flows. The Company recorded a loss on the sale of accounts receivable of RMB 8,885 and RMB 357 (US$51) for the years ended December 31, 2014 and 2016, respectively, which was included in “General and administrative expense”. There was no such transaction occurred in 2015.

(h)	Inventories

Inventories are stated at the lower of cost or market. Cost is determined by using the weighted-average cost method. Cost of work-in-progress and finished goods are comprised of direct materials, direct labour, and an allocation of related manufacturing overhead based on normal operating capacity.

Adjustments are recorded to write down the carrying amount of any obsolete and excess inventory to its estimated net realizable value. Certain factors could impact the realizable value of inventory, so the Company continually evaluates the recoverability based on assumptions about customer demand and market conditions. The evaluation may take into consideration historical usage, expected demand, anticipated sales price, new product development schedules, the effect new products might have on the sale of existing products, product obsolescence, customer concentrations, and other factors. The write-down is equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs may be required that could negatively impact the Group’s gross margin and operating results. If actual market conditions are more favorable, the Company may have higher gross margin when products that have been previously written down are eventually sold. Inventory write-downs due to the lower of cost or market assessment amounted to RMB 4,208, RMB 31,930 and RMB 89,147 (US$ 12,840) for the years ended December 31, 2014, 2015 and 2016, respectively, and were recorded as cost of revenues in the Consolidated Statements of Comprehensive Loss.

(i)	Prepayments to Suppliers

Advance payments for the future delivery of raw materials are made based on written purchase orders detailing product, quantity, pricing and are classified as “prepayments to suppliers” in the consolidated balance sheets. The Company’s supply contracts grant the Company the right to inspect products prior to acceptance. The amount in the balance of the “prepayments to suppliers” is reclassified to “inventories” when inventory is received and passes quality inspection. Such reclassifications of RMB 340,007, RMB 318,132and RMB 496,885 (US$ 71,566) for the years ended December 31, 2014, 2015 and 2016, respectively, are not reflected as cash outflows from operating activities as they were paid in prior periods. As of December 31, 2015 and 2016, total long-term prepayments, net of any allowance, made by the Company to suppliers prior to 2015 was RMB 555,520 and RMB 343,591 (US$ 49,487), respectively, representing prepayments to suppliers for long-term supply agreements with deliveries scheduled to commence beyond the next twelve months at each respective balance sheet date.

For the years ended December 31, 2014, 2015 and 2016, provisions of  nil, RMB 522,050 and RMB 10,672 (US$ 1,537) were recognized against the prepayments to suppliers  with inventory firm purchase commitment, respectively. See note (19) to the consolidated financial statements. In addition, for  the year ended December 31, 2016, due to several suppliers failing to fulfill their delivery obligations and each was in financial difficulty, after assessment, the Company also made total provision of RMB113,416 (US$16,335) against the prepayments to these suppliers, such provision was recorded in General and Administrative expenses in the Consolidated Statement of Comprehensive Loss.

(j)	Long-lived Assets

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the asset, taking into consideration any estimated residual value, using the straight-line method.  When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds received thereon. Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.  The estimated useful lives of property, plant and equipment are as follows:

Buildings	30 years
Machinery and equipment	4 -25 years
Furniture and fixtures	3 -5 years
Motor vehicles	8 -10 years

Depreciation of property, plant and equipment attributable to manufacturing activities is capitalized as part of the cost of inventory production, and expensed to cost of revenues when the inventory is sold.

Cost incurred in the construction of new facilities, including progress payments and deposits, interest and other costs relating to the construction, are capitalized and transferred out of construction in progress and into their respective asset categories when the assets are ready for their intended use, at which time depreciation commences.

Leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Other leases are accounted for as capital leases. Payments made under operating leases, net of any incentives received by the Company from the leasing company, are charged to the consolidated statements of comprehensive loss on a straight-line basis over the lease periods.

Leases that qualify as capital leases are recorded at the lower of the fair value of the asset or the present value of the future minimum lease payments over the lease term generally using the Company’s incremental borrowing rate. Assets leased under capital leases are included in property, plant and equipment and generally are depreciated over the lease term. Lease payments under capital leases are recognized as a reduction of the capital lease obligation and interest expense.

For a sale-leaseback transaction, an analysis is performed to determine if the Company can record a sale and remove the assets from the balance sheet and recognize the lease; and if so, to determine whether to record the lease as either an operating or capital lease. If the Company has continued involvement beyond a normal lease, the lease is accounted for as a capital lease transaction and the assets and related financing obligation are recognized on the balance sheet.  The Company’s assets under the capital lease transaction were derecognized upon sale at the net book value and rebooked at the financed amount; and the differences between the net book value derecognized and the rebooked financed amount of the assets were deferred and amortized over the lease term. Accordingly, the asset is depreciated over its estimated useful life in accordance with the Company’s policy.

When the assets transaction does not qualify as a sale-leaseback transaction, it will be treated as a financing transaction.

If the sale-leaseback transactions involve asset other than real estate, those are evaluated to determine whether they are considered integral with real estate, in which case the sale-leaseback rules related to real estate are applied.

Refer to note (16) to the consolidated financial statement.

Project assets

Project assets consist primarily of costs relating to solar power projects in various stages of development that are capitalized prior to the completion of the solar power project. These costs include modules, installation and other development costs.

If a project is completed and begins commercial operation prior to entering into a sales agreement, which is at the point when the solar power plant is connected to grids and begins to generate electricity, costs capitalized in the construction of solar power plants under development will be transferred to solar power plants upon completion and when they are ready for its intended use. Any income generated by such project is accounted for as revenue. Depreciation is provided over the estimated useful lives of the projects assets (20-25 years), taking into consideration any estimated residual value, using the straight-line method, and expensed to cost of revenues.

As of December 31, 2016, project assets with carrying value of RMB 68,104(US$ 9,809) were under construction, and project assets with carrying value of RMB 603,941 (US$  86,986) had completed construction and started power generation.

For the years ended December 31, 2014, 2015 and 2016, revenue related to the projects assets from power generation were RMB 2,015, RMB 30,836 and RMB 31,556 (US$ 4,545), respectively; deprecation and other related cost of the project assets, which was recorded as “Cost of revenue”, was RMB 2,365, and RMB 37,855, and RMB  31,847(US$ 4,587), respectively.

Other Intangible Assets

Trademarks that have an indefinite useful life are not amortized, but instead are tested for impairment at least annually.

Intangible assets, other than trademarks, are amortized on a straight-line basis over the estimated useful lives of the respective assets. The Company’s amortizable intangible assets consist of technical know-how, customer relationships, order backlog and short-term supplier agreements with the following estimated useful lives:

Technical know-how	5.5-6 years
Customer relationships	5.5-6 years
Order backlog	1-1.5 years
Short-term supply agreements	0.5 year

Impairment of Long-Lived Assets

Long-lived assets, such as property, plant, and equipment and intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third party independent appraisals, as considered necessary.

Intangible assets that are not subject to amortization are tested annually for impairment at December 31, and are tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. For intangible assets that are not subject to amortization, an impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value.

For the years ended December 31, 2015 and 2016, a total impairment loss against property, plant and equipment amounted to RMB 3,804,116 and RMB 1,277,373(US$ 183,980) was recognized in the Consolidated Statements of Comprehensive Loss, respectively. Please refer to note (5) for details.

Government grant

Government grants are recorded in the balance sheet when they are received and that the Company will comply with the conditions attaching to them.

Government grants, which are obtained by the Company for the purposes of purchase, construction or acquisition of the long-term assets, will be recorded as “Deferred other income” and included in “Deferred other income” in the Consolidated Balance Sheets and are depreciated or amortized evenly over the useful lives of the related assets.

For the years ended December 31, 2014, 2015 and 2016, the Company received government grants of RMB 80,849, RMB 74,581 and RMB 20,981 (US$  3,022), respectively, related to the construction of the solar power plants and the procurement of machineries, which were recognized as deferred other income. The grants amortized and recorded in “Other income” in the Consolidated Statement of Comprehensive loss amounted to RMB 49,557, RMB 56,935 and RMB 49,362 (US$  7,110) for the years ended December 31, 2014, 2015 and 2016, respectively.

Government grants other than those related to assets, will be recorded as “Deferred other income” and recognized and recorded in “Other income” in the Consolidated Statement of Comprehensive loss in the period in which the related expenses are recognized if the grants are intended to compensate for future expenses or losses, and otherwise recognized and recorded in “Other income” in the Consolidated Statement of Comprehensive loss for the current period if the grants are used to compensate for expenses or losses that have been incurred.

(k)	Land and Land Use Rights

Land represents the cost of land acquired outside the PRC with indefinite useful life.

Land use rights represent the cost of rights to use land in the PRC. Land use rights are carried at cost and charged to expense on a straight-line basis over the respective periods of the rights of 45 - 50 years.

(l)	Equity Investments

Investments in entities where the Company does not have a controlling financial interest, but has the ability to exercise significant influence over the operating and financial policies of the investees, are accounted for using equity method accounting. Under the equity method accounting, the Company’s share of the investees’ results of operations is included in “Equity in Income/Loss of Affiliates” in the Company’s Consolidated Statements of Comprehensive Loss. Equity investments are accounted for under cost method when the Company does not have the ability to exercise significant influence over the operating and financial policies of the investees. Under the cost method of accounting, the Company records an investment in the equity of an investee as cost, and recognizes as income dividends received that are distributed from net accumulated earnings of the investee since the date of acquisition. The Company does not have available-for-sale investment.

In case the Company sells modules to its equity method investee, the profit derived from the transaction is eliminated to the extent of the Company’s shares in that investee, and the income is credited against “Investments in affiliated companies” in the Consolidated Balance Sheets and deferred until the project assets are ultimately sold to external customers.

The Company recognizes a loss when there is a loss in value of an equity investment which is other than a temporary decline. The process of assessing and determining whether an impairment on a particular equity investment is other than temporary requires a significant amount of judgment. To determine whether an impairment is other-than-temporary, management considers whether the Company has the ability and intent to hold the investment until recovery and whether evidence indicating the carrying value of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the decline in value, any change in value subsequent to year end, and forecasted performance of the investee.

(m)	Statutory Reserves

In accordance with the relevant laws and regulations of the PRC, PRC enterprises are required to transfer 10% of their after tax profit, as determined in accordance with PRC accounting standard and regulations to a general reserve fund until the balance of the fund reaches 50% of the registered capital of the enterprise. The transfer to this general reserve fund must be made before distribution of dividends. As of December 31, 2015 and 2016, the PRC subsidiaries of the Company had appropriated RMB 500,164 and RMB 500,719(US$  72,119), respectively, to the general reserve fund, which is restricted from being distributed to the Company, and if applicable, to the non-controlling interests.

(n)	Derivative Financial Instruments and Hedging Activities

The Company recognizes all derivative instruments as either assets or liabilities in the balance sheet at their respective fair values. For derivatives designated in hedging relationships, changes in the fair value are either offset through earnings against the change in fair value of the designated hedged item attributable to the risk being hedged or recognized in accumulated other comprehensive income, to the extent the derivative is effective at offsetting the changes in cash flows being hedged until the hedged item affects earnings.

The Company enters into derivative contracts that it intends to designate as a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). For all hedging relationships, the Company formally documents the hedging relationship and its risk management objective and strategy for undertaking the hedge, the hedging instrument, the hedged transaction, the nature of the risk being hedged, how the hedging instrument’s effectiveness in offsetting the hedged risk will be assessed prospectively and retrospectively, and a description of the method used to measure ineffectiveness. The Company also formally assesses, both at the inception of the hedging relationship and on an ongoing basis, whether the derivatives that are used in hedging relationships are highly effective in offsetting changes in cash flows of hedged transactions. For derivative instruments that are designated and qualify as part of a cash flow hedging relationship, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings. The maximum term over which the Company is hedging exposures to the variability of cash flows for forecasted transaction is 12 months.

The Company discontinues hedge accounting prospectively when it determines that the derivative is no longer effective in offsetting cash flows attributable to the hedged risk, the derivative expires or is sold, terminated, or exercised, the cash flow hedge is designated because a forecasted transaction is not probable of occurring, or management determines to remove the designation of the cash flow hedge.

In all situations in which hedge accounting is discontinued and the derivative remains outstanding, the Company continues to carry the derivative at its fair value on the balance sheet and recognizes any subsequent changes in its fair value in in the Consolidated Statement of Comprehensive loss. When it is probable that a forecasted transaction will not occur, the Company discontinues hedge accounting and recognizes immediately in the Consolidated Statement of Comprehensive loss gains and losses that were accumulated in other comprehensive income related to the hedging relationship.

No such activities was made by the Company for years ended December 31, 2015 and 2016.

(o)	Share-based Payment

The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognizes the costs over the period the employee is required to provide service in exchange for the award, which generally is the vesting period.  The Company estimates grant date fair value using the Black Scholes-Merton option pricing model. The Company recognizes compensation cost for an award with only service conditions that has a graded vesting schedule on a straight-line basis over the requisite service period for the entire award, net of estimated forfeitures, provided that the cumulative amount of compensation cost recognized at any date at least equals the portion of the grant date value of such award that is vested at that date.  Forfeiture rates are estimated based on historical and future expectations of employee turnover rates.

(p)	Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, delivery of the product has occurred, the fee is fixed or determinable and collectability is reasonably assured. These criteria are determined in relation to the sale of the Company’s products or services as follows:

For all sales, the Company requires a contract or purchase order which specified pricing, quantity and product specifications.

For sales of PV modules from PRC to foreign customers, delivery of the products occurs at the point the product is delivered to the named port of shipment, which is when the risks and rewards of ownership are transferred to the customer. For sales of PV modules to domestic customers in PRC or by foreign subsidiaries, delivery of the product occurs at the point the product is received by the customer, which is when the risks and rewards of ownership have been transferred.

Sales of PV systems consist of the delivery, assembly and installation of PV modules, related power electronics and other components. The Company considers the PV system to be delivered, and the risks and rewards of ownership transferred, when installation of all components is complete and customer acceptance is received. Customer acceptance is evidenced by a signed project acceptance document. The assembly and installation of PV systems is short, generally lasting between 1 to 3 months, and requires advance payments from the customer.

The Company recognizes revenue for solar power station constructed for commercial customers according to ASC 605-35, Revenue Recognition—Construction-Type and Production Type Contracts. Revenue is recognized on a percentage-of-completion basis, based on the ratio of total costs incurred to date to total projected costs. Provisions are made for the full amount of any anticipated losses on a contract-by-contract basis. The Company recognized nil loss for these types of contracts for the years ended December 31, 2014, 2015 and 2016. Costs in excess of billings are recorded where costs recognized are in excess of amounts billed to customers of purchased commercial solar power stations. Costs in excess of billings as of December 31, 2015 and 2016 amounted to RMB 24,912 and RMB 14,962(US$ 2,155), respectively, and are included in accounts receivable in the consolidated balance sheets.

Starting in 2015, the Company provides PV cell / PV module processing services to customers. Under certain of these processing service arrangements, the Company purchases raw materials from a customer and agrees to sell a specified quantity of PV cells / PV modules produced from such materials back to the same customer. The Company recognizes revenue from these processing transactions on a net basis, that is, the revenue is recorded based on the amount received for PV cells / PV modules sold less the amount paid for the raw materials purchased from the customer.

For revenue from electricity generation, the Company recognizes revenue when persuasive evidence of a power purchase arrangement with the power grid company exists, electricity has been generated and been transmitted to the grid and the electricity generation records are reconciled with the grid companies, the price of electricity is fixed or determinable and the collectability of the resulting receivable is reasonably assured.

For sales of raw materials, PV cells and wafers, delivery occurs at the point the product is delivered to the customer, which is when the risks and rewards of ownership have been transferred. Delivery is evidenced by a signed customer acceptance form.

Shipping and handling fees billed to customers are recorded as revenues, and the related shipping or delivery costs of RMB 311,356, RMB 239,519 and RMB 148,959 (US$  21,454) are recorded as selling expenses for the years ended December 31, 2014, 2015 and 2016, respectively.

Advance payments received from customers for future sale of inventory are recognized as advances from customers in the consolidated balance sheets. Advances from customers are recognized as revenues when the conditions for revenue recognition described above have been satisfied.  Advances from customers have been recognized as a current liability because the amount at each balance sheet date is expected to be recognized as revenue within twelve months.

In 2010 – 2012, a government subsidy project called “Golden Sun” program was proposed by the Ministry of Finance of PRC (“MOF”), to support and encourage PV stations installation. PV station owners could apply for a “Golden Sun” subsidy for the PV station to be constructed and solar companies may bid for the project as target vendors who would be authorized to supply PV modules to qualified PV station. According to detail implementation guidance, the government will give subsidy to each qualified PV station owners and the PV station owners’ obligation was to make sure that qualified PV stations would be successfully connected to national electric grid and pass the acceptance check by authorized supervisor appointed by the government (“government acceptance check”) within the period required by the government.

Instead of paying full subsidy to PV station owners directly, the government should pay partial subsidy to qualified suppliers on behalf of PV station owners as advance before the commencement of construction of PV stations. Yingli China was a successful bidder as the qualified supplier for “Golden Sun” program. For year ended December 31, 2015, as agreed with local government of Hebei Province, due to that certain PV stations didn’t start construction and passed the government acceptance check within the required period, subsidy with RMB 286,277 that was received in 2010 would be clawed back. The Company therefore reclassified the government subsidy from “Advances from customers” to payables. As of year ended December 31, 2015 and 2016, payables in relation to “Golden Sun” program remained RMB 286,277 (US$ 41,232).

The sales of the subsidiaries in the PRC are subject to Value added tax (“VAT”) at a general rate at 17%, some of these subsidiaries have also been approved to use the “exempt, credit, refund” method on goods exported providing a tax refund at certain rate. Input VAT on purchases of raw materials and certain fixed assets can be deducted from output VAT. As of December 31, 2015 and 2016, VAT recoverable represents the net difference between output and deductible input VAT and tax refund to be collected.

(q)	Research and Development

Research and development costs are expensed as incurred. Its research and development costs consist primarily of compensation and related costs for personnel, material, supplies, equipment depreciation and laboratory testing costs.

(r)	Employee Benefits Plans

Pursuant to the relevant PRC regulations, the Company is required to make contributions for each PRC employee at a rate of 20% on a standard salary base as determined by the local Social Security Bureau, to a defined contribution retirement program organized by the local Social Security Bureau. In addition, the Company is also required to make contributions for each PRC employee at rates of 6%-11%, 1%-2%, 5%-12% and 0.9%-1.7% of standard salary base for medical insurance benefits, unemployment, housing fund and other statutory benefits, respectively. Total amount of contributions for the years ended December 31, 2014, 2015 and 2016 was RMB 263,104, RMB 229,452 and RMB 193,111 (US$ 27,814), respectively.

(s)	Warranty Cost

Before September 30, 2011, the Company’s multicrystalline PV modules are typically sold with a two or five-year limited warranty for defects in materials and workmanship, and a 10-year and 25-year warranty guaranteeing 90% and 80% of initial power generation capacity, respectively. Effective October 1, 2011, the Company implemented a new and improved warranty terms for multicrystalline PV module that guarantees 91.2% and 80.7% of initial power generation capacity for 10 years and 25 years, respectively. Further, in respect of monocrystalline Panda PV module, the Company guarantees 98.0%, 92.0% and 82.0% of initial power generation for the first year, 10 years and 25 years, respectively. In addition, based on customers’ specific requirements, the Company provides the multicrystalline PV modules with linear-based warranty which guarantees each year’s power output during the twenty-five-year warranty period. The Company bears the risk of warranty claims long after the Company has sold its products and recognized revenues. The Company has sold PV modules since January 2003, and none of the Company’s PV modules has been in use for the entire warranty periods. In connection with the Company’s PV system sales in the PRC, the Company provides a one- to five- year warranty against defects in the Company’s modules, storage batteries, controllers and inverters.

The Company performs industry-standard testing to test the quality, durability and safety of the Company’s products. As a result of such tests, management believes the quality, durability and safety of its products are within industry norms. Management’s estimate of the amount of its warranty obligation is based on the results of these tests, consideration given to the warranty accrual practice of other companies in the same industry and the Company’s expected failure rate and future costs to service failed products. The Company’s warranty obligation will be affected by its estimated product failure rates, the costs to repair or replace failed products and potential service and delivery costs incurred in correcting a product failure. Consequently, the Company accrues the equivalent of 1% of gross revenues as a warranty liability to accrue the estimated cost of its warranty obligations. To the extent that actual warranty costs differ significantly from estimates, the Company will revise its warranty provisions accordingly.

Actual warranty costs are charged against the accrued warranty liability. Warranty expense is recorded as selling expense.

Changes in the carrying amount of accrued warranty liability are as follows:

	Year Ended December 31,
	2014	2015	2016
	RMB	RMB	RMB	US$

Beginning balance	666,946	748,428	792,139	114,092
Warranty provision for the current year	120,780	84,520	84,924	12,232
Warranty costs incurred or claimed	(39,298)	(40,809)	(35,257)	(5,078)
Total accrued warranty cost	748,428	792,139	841,806	121,246
Less: accrued warranty cost, current portion	40,903	38,869	37,462	5,396
Accrued warranty cost, excluding current portion	707,525	753,270	804,344	115,850

(t)	Firm Purchase Commitment

The Company entered into several long-term fixed price contracts to purchase polysilicon to ensure an adequate supply of polysilicon to operate its plants. These contracts represent firm purchase commitments which are evaluated for potential market value losses. For the years ended December 31, 2014, 2015 and 2016, provision for reserve for inventory purchase commitments recognized was nil, RMB 77,705 and RMB 90,300 (US$ 13,006), respectively. For the years ended December 31, 2014, 2015 and 2016, provision for prepayments in relation to inventory purchase commitments recognized was nil, RMB 522,050 and RMB 10,672(US$ 1,537). See note (19) to the consolidated financial statements.

(u)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and any tax loss and tax credit carry forwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates or tax laws is recognized in the consolidated statements of comprehensive loss in the period the change in tax rates or tax laws is enacted. A valuation allowance is provided to reduce the amount of deferred income tax assets if it is considered more likely than not that some portion or all of the deferred income tax assets will not be realized.

The Company recognizes in the consolidated financial statements the impact of an unrecognized tax benefit, if the position is not more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax benefits are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company’s accounting policy is to accrue interest and penalties related to unrecognized tax benefits, if and when required, as interest expense and general and administrative expenses, respectively, in the consolidated statements of comprehensive loss.

(v)	Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

The Company is exposed to risks associated with liability claims in the event that the use of the PV products the Company sells results in injury. The Company does not maintain any third-party liability insurance coverage other than limited product liability insurance or any insurance coverage for business interruption. As a result, the Company may have to pay for financial and other losses, damages and liabilities, including, those in connection with or resulting from third-party product liability claims and those caused by natural disasters and other events beyond the Company’s control, out of its own funds, which could have a material adverse effect on its financial conditions and results of operations.

(w)	Segment Reporting

The Company uses the management approach in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions, allocating resources and assessing performance as the source for determining the Company’s reportable segments. Management has determined that the Company has only one operating segment.

(x)	Earnings Per Share

In accordance with FASB ASC Topic 260, Earnings Per Share, basic earnings per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share is calculated by dividing net income attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Ordinary equivalent shares consist of the ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method). Potential dilutive securities are not included in the calculation of dilutive earnings per share if the impact is anti-dilutive.

(y)	Fair Value Measurements

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.
Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.
Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

See note (8) to the consolidated financial statements.

(z)	Reclassification of comparative figures

Certain comparative figures have been reclassified to conform to the current year presentation.

(aa)	Recently Issued Accounting Standards

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC Topic 605, Revenue Recognition, and most industry-specific guidance. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The new standard will require the Company to separate performance obligations within a contract, determine total transaction costs, and ultimately allocate the transaction costs across the established performance obligations. In August 2015, the FASB issued ASU No. 2015-14, “Revenue from Contracts with Customers” (Topic 606): Deferral of the Effective Date, which delays the effective date of ASU 2014-09 by one year. As a result, ASU 2014-09 will become effective for the Company beginning in fiscal 2018 under either full or modified retrospective adoption, with early adoption permitted as of the original effective date of ASU 2014-09. The Company has set up an implementation team that is currently in the process of analyzing each of the Company’s revenue streams in accordance with the new revenue standard to determine the impact on the Company’s consolidated financial statements. The Company plans to continue the evaluation, analysis, and documentation of its adoption of ASU 2014-09 (including those subsequently issued updates that clarify ASU 2014-09’s provisions) throughout 2017 as the Company works towards the implementation and finalizes its determination of the impact that the adoption will have on its consolidated financial statements. The Company expects to adopt the new revenue recognition guidance in the first quarter of 2018.

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements — Going Concern”. This standard requires management to evaluate for each annual and interim reporting period whether it is probable that the reporting entity will not be able to meet its obligations as they become due within one year after the date that the financial statements are issued. If the entity is in such a position, the standard provides for certain disclosures depending on whether or not the entity will be able to successfully mitigate its going concern status. This guidance is effective for annual periods ending after December 15, 2016 and interim periods within annual periods beginning after December 15, 2016. The Company adopted this standard during the fourth quarter of 2016 for related disclosure.

In November 2015, the FASB issued ASU 2015-17, "Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes”. This ASU amends existing guidance to require that deferred income tax liabilities and assets be classified as noncurrent in a classified balance sheet, and eliminates the prior guidance which required an entity to separate deferred tax liabilities and assets into a current amount and a noncurrent amount in a classified balance sheet. The amendments in this ASU are effective for annual reporting periods beginning after December 15, 2016, and interim periods within those annual periods. Earlier application is permitted as of the beginning of an interim or annual period. Additionally, the new guidance may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. The Company plans to apply the new guidance retrospectively in 2017. The impact of adopting this guidance is not expected to be material to the consolidated financial statements given the Company’s deferred tax amounts.

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments (Topic 825): Recognition and Measurement of Financial Assets and Liabilities”. The amended guidance (i) requires equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income; (ii) eliminates the requirement to disclose the method(s) and significant assumptions used to estimate the fair value that is currently required to be disclosed for financial instruments measured at fair value; (iii) requires an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments and (iv) requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (that is, securities or loans and receivables) on the balance sheet or the accompanying notes to the financial statements. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, or calendar 2018 for the Company. The amended guidance should be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption. The impact of adopting this guidance is not expected to be material to the consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842)”. Under the new guidance, lessees will be required to recognize a lease liability and a lease asset for all leases, including operating leases, with a term greater than 12 months on the balance sheet. The update also expands the required quantitative and qualitative disclosures surrounding leases. This update is effective for the Company from calendar 2019 and from the first interim period of calendar 2019, with earlier application permitted. The Company is evaluating the impact of the adoption of this update on its consolidated financial statements and related disclosures.

In March 2016, the FASB issued ASU No. 2016-06, Contingent Put and Call Options in Debt Instruments. The amendments in this Update apply to all entities that are issuers of or investors in debt instruments (or hybrid financial instruments that are determined to have a debt host) with embedded call (put) options. The Amendments in this Update clarify the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts, which is one of the criteria for bifurcating an embedded derivative. An entity performing the assessment under the amendments in this Update is required to assess the embedded call (put) options solely in accordance with the four-step decision sequence. Consequently, when a call (put) option is contingently exercisable, an entity does not have to assess whether the event that triggers the ability to exercise a call (put) option is related to interest rates or credit risks. The amendments are an improvement to GAAP because they eliminate diversity in practice in assessing embedded contingent call (put) options in debt instruments. For public companies, the amendments in this Update are effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. An entity should apply the amendments in this Update on a modified retrospective basis to existing debt instruments as of the beginning of the fiscal year for which the amendments are effective. The Company is currently assessing the potential significant effects of these changes on the Company’s consolidated financial statements.

In March 2016, the FASB issued ASU No. 2016-07, Simplifying the Transition to the Equity Method of Accounting. The amendments in this Update eliminate the requirement that when an investment qualified for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations, and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods that the investment had been held. The amendments require that the equity method investor add the cost of acquiring the additional interest in the investee to the current basis of the investor's previous held interest and adopt the equity method of accounting as of the date the investment becomes qualified for equity method accounting. Therefore, upon qualifying for the equity method of accounting, no retroactive adjustment of the investment is required. The amendments in this Update require that an entity that has an available-for-sale equity security that becomes qualified for the equity method of accounting recognize through earnings the unrealized holding gain or loss in accumulated other comprehensive income at the date the investment becomes qualified for use of the equity method. The amendments in this Update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The amendments should be applied prospectively upon their effective date to increase in the level of ownership interest or degree of influence that result in the adoption of the equity method. Earlier application is permitted. The Company is currently assessing the potential significant effects of these changes on the Company’s consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, “Compensation — Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting,” which outlines new provisions intended to simplify various aspects related to accounting for share-based payments and their presentation in the financial statements. The Company currently plans to implement this ASU as required in the first quarter of calendar 2017. The Company does not expect that the adoption will have a material impact on its consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” This ASU requires a financial asset (or group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial asset(s) to present the net carrying value at the amount expected to be collected on the financial asset. The standard is effective for the Company from calendar 2020, with early adoption permitted for calendar 2019. The Company has yet to commence an evaluation of the impact of the adoption of this standard on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, “Classification of Certain Cash Receipts and Cash Payments (Topic 230)." Current GAAP is unclear or does not include specific guidance on how to classify certain transactions in the statement of cash flows. This ASU is intended to reduce diversity in practice in how eight particular transactions are classified in the statement of cash flows. ASU No. 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Early adoption is permitted, provided that all of the amendments are adopted in the same period. Entities will be required to apply the guidance retrospectively. If it is impracticable to apply the guidance retrospectively for an issue, the amendments related to that issue would be applied prospectively. The Company is currently assessing the potential significant effects of these changes on the Company’s consolidated financial statements.